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                                                                   EXHIBIT 10.38

                           ASSIGNMENT AND BILL OF SALE


THE STATE OF LOUISIANA

PARISH OF ORLEANS

                  This Assignment and Bill of Sale ("Assignment") is executed and delivered by Hughes-Rawls, L.L.C., a Delaware limited liability company ("Assignor"), to Energy Partners, Ltd., a Delaware corporation ("Assignee").

                  Whereas, pursuant to the terms of the Farmout Agreement dated as of August 15, 1998 (the "Farmout Agreement") among Assignor and Chevron U.S.A. Inc., a Pennsylvania corporation, Assignor has the right to earn certain interests as more fully set forth therein; and

                  Whereas, pursuant to the terms of the Exploration Agreement and Agreement to Assign dated effective August 15, 1998 between Assignor and Assignee (the "Exploration Agreement"), Assignor agreed to assign a 30% undivided interest in the Farmout Agreement to Assignee; and

                  Now, therefore, Assignor, for valuable considerations, the receipt and sufficiency of which are hereby acknowledged, does by these presents assign and transfer unto Assignee an undivided thirty percent (30%) interest (the "30% Interest") in and to the Farmout Agreement.

                  TO HOLD such 30% Interest in the Farmout Agreement, together with all rights, titles, interests, remedies, powers and privileges thereunto appertaining unto Assignee and its successors, legal representatives and assigns forever, subject to the terms and provisions of the Farmout Agreement. Assignor
(i) warrants that it is the valid holder of the Farmout Agreement and that the 30% Interest is free from all liens or encumbrances created by Assignor or transfer restrictions that are unsatisfied, and (ii) hereby binds itself, its successors, legal representatives and assigns, to defend such warranty unto Assignee, its successors, legal representatives and assigns, against every person whomsoever claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.

                  This Assignment is made with full substitution and subrogation of Assignee in and to all covenants and warranties by others heretofore given or made in respect of the 30% Interest or any part thereof. This Assignment is further subject to the terms of the Exploration Agreement.

                  This Assignment and Bill of Sale may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same Assignment and Bill of Sale.




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                  ASSIGNOR AND ASSIGNEE AGREE AND UNDERSTAND THAT, EXCEPT AS
SPECIFICALLY PROVIDED HEREIN, OR IN THE EXPLORATION AGREEMENT, THIS ASSIGNMENT IS MADE WITHOUT ANY WARRANTY WHATSOEVER, EXPRESS OR IMPLIED (EVEN FOR THE RETURN OF THE PURCHASE PRICE), INCLUDING ANY IMPLIED WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND WITHOUT ANY WARRANTY AGAINST HIDDEN VICES OR DEFECTS.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed before the undersigned competent witnesses on this, the 25th day of August, 1998 but effective August 15, 1998.


                                                   ASSIGNOR:

WITNESSES:                                         HUGHES-RAWLS, L.L.C.

/s/ JAMES E. ORTH
------------------------
James E. Orth                                      By:  /s/ JAMES H. RAWLS
Name:  (Please Print)                                 --------------------------
                                                   Name: James H. Rawls
/s/ JOSEPH M. GIANOLA                              Title: President
------------------------
Joseph M. Gianola
Name:  (Please Print)                              ASSIGNEE:

/s/ JAMES E. ORTH                                  ENERGY PARTNERS, LTD
---------------------------
James E. Orth
Name:  (Please Print)
                                                   By:  /s/ RICHARD A. BACHMANN
                                                        -----------------------
/s/ JOSEPH M. GIANOLA                              Name: Richard A. Bachmann
---------------------------                        Title: President
Joseph M. Gianola
Name:  (Please Print)


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STATE OF Louisiana )
                   )
PARISH OF Orleans  )

                  On this 25th day of August, 1998, before me appeared James H. Rawls, to me personally known, who, being by me duly sworn, did say that he is the President of Hughes-Rawls, L.L.C., a Delaware limited liability company, and that said instrument was signed on behalf of said company by authority of its officers, and said appearer acknowledged that he executed the same as the free act and deed of said company.

                  IN WITNESS WHEREOF, I have hereunto set my official hand and seal on the date herein above written.

                                                   /s/ JEAN M. STALLARD
                                                   -----------------------------
                                                   Notary Public in and for
                                                   State of Louisiana

My commission expires at death.



STATE of Louisiana )
                   )
PARISH OF Orleans  )

                  On this 25th day of August, 1998, before me appeared Richard
A. Bachmann, to me personally known, who, being by me duly sworn, did say that he is the President of Energy Partners, Ltd., a Delaware corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged that he executed the same as the free act and deed of said corporation.

                  IN WITNESS WHEREOF, I have hereunto set my official hand and seal on the date herein above written.

                                                      /s/ JEAN M. STALLARD
                                                      --------------------------
                                                      Notary Public in and for
                                                      State of Louisiana

My commission expires at death.




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